UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Tower Center Boulevard, 17th Floor
East Brunswick, New Jersey		08816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On August 12, 2008, K-Sea Transportation Partners L.P. (the “Partnership”) issued a press release announcing final financial results for its fourth quarter and full year of fiscal 2008.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information being furnished pursuant to Item 2.02 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 11, 2008, the Audit Committee of the Board of Directors of K-Sea General Partner GP LLC, the general partner of the general partner of the Partnership, determined that the financial statements included in the Partnership’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2007, December 31, 2007 and March 31, 2008 should no longer be relied upon because of an error in the amount of depreciation expense recognized for fixed assets during the first three quarters of fiscal 2008.  The Partnership intends to restate its Quarterly Reports on Form 10-Q for the aforementioned periods to correct the error.

In connection with this restatement, management has concluded that its disclosure controls and procedures were not effective, and that a material weakness existed, as of the quarters ended September 30, 2007, December 31, 2007 and March 31, 2008. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.

The Partnership did not maintain effective controls over the accuracy of depreciation expense and accumulated depreciation.  Specifically, an effective control was not designed and in place to compare depreciation expense as calculated under the mid-year convention to what would have been calculated using the dates fixed assets were placed in service.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with PricewaterhouseCoopers LLP, the Partnership’s independent public accounting firm.

Item 9.01               Financial Statements and Exhibits.

The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K.

(d)           Exhibits.

99.1         Press Release issued August 12, 2008 regarding K-Sea Transportation Partners L.P.’s final financial results for the fourth quarter and full year of fiscal 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date August 12, 2008		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued August 12, 2008 regarding K-Sea Transportation Partners L.P.’s final financial results for the fourth quarter and full year of fiscal 2008.